                                                                    Exhibit 4.10


                           MACHINERY PLEDGE AGREEMENT

THIS AGREEMENT is made on 12 March 1998

BETWEEN:

(1) NAKORNTHAI STRIP MILL PUBLIC COMPANY LIMITED, a public limited company duly organized and validly existing under the laws of the Kingdom of Thailand having its registered office at No. 9, UM Tower, 16th Floor, Kwaeng Suanluang, Khet Suanluang, Bangkok, Thailand (the "Pledgor");

(2)   THE FINANCIAL INSTITUTIONS LISTED IN EXHIBIT 1 (the "Pledgees");

(3) THE CHASE MANHATTAN BANK a company duly organized and validly existing under the laws of the State of New York, having its registered office at 450 West 33rd Street, New York, New York, U.S.A., having its branch office in Bangkok, Thailand, located at 20 North Sathorn Road, Silom, Bangrak, Bangkok 10500, acting as collateral agent (the "Collateral Agent");

AND

(4) NSM MANAGEMENT COMPANY having its registered office at No. 9, UM Tower, 16th Floor, Kwaeng Suanluang, Khet Suanluang, Bangkok, Thailand as the custodian (the "Custodian").

WHEREAS:

A. The Pledgor and the Thai Lenders entered into a credit facility agreement dated 27 September 1995 (the "CFA") whereunder credit facilities of Baht 3,300,000,000 and US$308,000,000 were granted;

B. The Pledgor has procured financing from abroad by having NSM Steel Company, Ltd. ("NSM Cayman"), a company incorporated under the laws of the Cayman Islands and in which the Pledgor holds 100 percent of its shares, and NSM Steel (Delaware) Inc., a company incorporated under the laws of the State of Delaware, the United States, a wholly owned subsidiary of NSM Cayman (hereinafter collectively referred to as the "Note Issuers"), acting as agent of NSM Cayman pursuant to an agency agreement, issue US$452,500,000 of indebtedness comprised of (a) US$249,000,000 (aggregate principal amount at maturity) of 12% Senior Mortgage Notes Due 2006 (the "Senior Notes") which will be issued pursuant to an indenture dated as of 1 March 1998 (the "Senior Note Indenture"), among the Note Issuers, the Pledgor and The Chase Manhattan Bank ("Chase"), as trustee (the "Senior Notes Trustee"), (b) US$203,500,000 (aggregate principal amount at maturity) of 12 1/4Senior Subordinated Mortgage Notes Due 2008 (the "Senior Subordinated Notes" and together with the Senior Notes, the "Notes"), which will be issued pursuant to an indenture dated as of 1 March 1998 (the "Senior Subordinated Note Indenture", and together with the Senior Note Indenture, the

      "Indentures") among the Note Issuers and Chase, as trustee (the "Senior Subordinated Notes Trustee" and together with the Senior Notes Trustee, the "Trustees"), with warrants to purchase 128,834,356 ordinary shares of the Pledgor and (c) a private placement consisting of US$53,133,016 (aggregate principal amount at maturity) of 12 3/4% Subordinated Second Mortgage Debentures Due 2009 (the "Debentures") which will be issued pursuant to an indenture dated as of 1 March 1998 (the "Debenture Indenture"), among the Note Issuers, the Pledgor and Chase, as trustee (the "Debenture Trustee") and 64,417,180 ordinary shares of the Pledgor;

C. The Pledgor has entered into an amendment to the CFA (the "CFA Amendment") with the Thai Lenders dated 12 March 1998 for the amendment of certain terms and provisions to facilitate the Pledgor's additional financing (the CFA and the CFA Amendment, collectively, the "Bank Credit Facility"), including but not limited to, an agreement the Pledgor entered into with the Thai Lenders, the Trustees and the Debenture Trustee and dated 12 March 1998 to set forth arrangements for the Thai Lenders, the holders of the Notes and the holders of the Debentures to share certain collateral (the "Security Sharing Agreement"); and

D. Pursuant to the terms of the Security Sharing Agreement, the Pledgor, the Pledgees, the Collateral Agent and the Custodian agree to enter into this Agreement as security for the Obligations (as defined hereunder).

IT IS AGREED as follows:

1.    DEFINITIONS

1.1 Except as otherwise provided herein, words and expressions in this Agreement shall have the same respective meanings in the Bank Credit Facility, the Indentures, the Debenture Indenture and the Security Sharing
      Agreement:

      "Enforcement Notice" means a notice of an Event of Default under the Bank Credit Facility, the Indentures or, as the case may be, the Debenture Indentures in the form attached as Exhibit 4;

      "Machinery Registration Act" means the Thai Machinery Registration Act B.E. 2514;

      "Obligations" means all present and future obligations and liabilities of the Pledgor under the Bank Credit Facility Agreement, the Notes, the Indentures, the Debentures, the Debenture Indenture and the Security Sharing Agreement;

      "Pledge" means a pledge under this Agreement and any subsequent pledge substantially in the form of the Exhibit 3 hereto;

      "Pledgeable Property" means any additional machinery and equipment together with any and all accessories, tools, and fixtures thereof acquired by the Company;

      "Pledged Property" means all machinery set forth in Exhibit 2 together with equipment, accessories, tools and fixtures attached thereto and all Pledgeable Property and all Substitute Items which will be delivered to the Site;

      "Registerable Machinery" means all machinery imported by the Pledgor which is eligible for registration pursuant to the Thai Machinery Registration Act;

      "Site" means the Pledgor's mill located in the Chonburi Industrial Estate (Bo Win), Chonburi Province, Thailand; and

      "Substitute Item" means an item of Pledged Property of substantially similar value and utility to the item of Pledged Property it is intended to replace.

1.2   Any reference in this Agreement to:

      (i) any agreement or document shall be read and construed as a reference to such agreement or document as the same may have been, or may from time to time be, amended, varied, novated or supplemented; and

      (ii) any party shall be construed so as to include its respective successors, permitted assigns and transferees in accordance with its respective interests.

1.3   Words denominating the singular include the plural and vice versa.

1.4   Section headings are for reference only.

2.    PLEDGE

2.1 To secure the due and punctual payment and performance by the Pledgor of the Obligations, the Pledgor hereby pledges (x) to the Pledgees (other than the holders of the Debentures) on a first priority basis and (y) to the holders of the Debentures on a second priority basis, all the Pledged Property on the terms and conditions set out in this Agreement, and the Pledgees agree to accept the pledge of all the Pledged Property on the terms and conditions set out in this Agreement. This Agreement shall serve as a general agreement on the pledge of the Pledged Property between the parties hereto and any Pledge made following the date of this Agreement shall be governed by, and shall incorporate the terms of, this Agreement.

2.2 The Pledged Property has been delivered into the possession of the Custodian acting on behalf of the Pledgees.

2.3   It is agreed that:

      (a) the Pledge of any item of Pledged Property which becomes damaged, worn out or obsolete and is replaced by a Substitute Item shall be released from the Pledge upon a Pledge of such Substitute Item being effected; and

      (b) the Pledge of any item of Pledged Property which is removed from the Site to its manufacturer, supplier or other party from which it was acquired due to the failure of that item to comply with its required specifications or for the purpose of any claim for a breach of a warranty given in respect of such item, shall be released from the Pledge.

2.4 The parties agree that the Pledged Property shall be security for any present or future Obligations plus any accessories thereof, such as interest, fees, damages, compensation in case of non-performance and costs and expenses related to the enforcement of the Pledge.

3.    ENFORCEMENT OF PLEDGE

3.1 The enforcement of Pledges shall be in accordance with the Security Sharing Agreement.

3.2 In accordance with the Security Sharing Agreement, following the receipt of a Notice of Actionable Default (as defined therein) and in compliance with Section 4 of the Security Sharing Agreement, the issuance of an Enforcement Notice shall cause each Pledge constituted by or pursuant to this Agreement to become immediately enforceable by any means in accordance with applicable law.

3.3 The proceeds derived from the enforcement of any Pledge shall be applied towards settlement of the Obligations in accordance with the Security Sharing Agreement, the Bank Credit Facility, the Indentures and the Debenture Indenture. In the event that such proceeds are insufficient to pay or set off all amounts to which the Thai Lenders, the Trustees, or the Debenture Trustees are entitled, the Pledgor shall be liable for the deficiency.

4.    COVENANTS

4.1 The Pledgor shall promptly cause all Registerable Machinery to be registered with the relevant Thai authorities in accordance with the Machinery Registration Act. Promptly upon receiving notice of registration of any such Registerable Machinery, the Pledgor covenants to register a machinery mortgage thereon in favor of the Pledgees.

4.2 The Pledgor shall promptly, after each item of Pledged Property is delivered to the Site (and in any event within 7 days of the date of delivery thereof), execute and deliver to the Collateral Agent and the Custodian a Pledge in respect of such items of Pledged Property and deliver such Pledged Property into the possession of the Custodian. All items of Pledged Property delivered to the Site shall be deemed to have been delivered into the possession of the Custodian without any act on the part of any of the parties to this Agreement.

5.    APPOINTMENT OF CUSTODIAN

5.1 The Collateral Agent has appointed the Custodian as the Custodian of the Pledgeable Property according to the Custodian Agreement dated 12 March 1998, and the Pledgor hereby acknowledges and agrees to such appointment.

5.2 It is acknowledged and agreed that so long as the Custodian remains in its position as the Custodian for the purpose of this Agreement, its duties shall be to receive and possess the Pledged Property, and that it shall not be entitled to any fee charged for such duties, provided that any and all expenses or costs reasonably incurred by the Custodian in relation to the execution, delivery and performance of this Agreement and the Custodian Agreement shall be promptly reimbursed to the Custodian by the Pledgor upon demand.

5.3 The parties hereto agree that the Collateral Agent may, at any time, appoint a new custodian in relation to the performance of this Agreement and shall notify the Pledgor of the name and identity of such custodian within 14 calendar days of such appointment. Additionally, the parties hereto agree that the Collateral Agent may, at any time, appoint a new custodian to replace any existing custodian; provided that the Collateral Agent shall notify the Pledgor of the termination of the appointment of such existing custodian and the name and identity of the new custodian at least one month prior thereto. In this event, the new custodian shall immediately assume all duties of the replaced Custodian upon the termination date as mentioned above. All costs and expenses incurred by the new custodian as a consequence of its performance as a custodian shall be solely borne by the Pledgor.

6.    CONTINUING SECURITY

6.1 This Agreement and each Pledge created by or pursuant hereto shall be in addition to, independent of, without prejudice to, and shall not be in substitution for or merge with any other rights, security, guarantee, indemnity or suretyship now held or which may hereafter be held by the Pledgees for the due payment and performance by the Pledgor of the Obligations.

6.2 This Agreement and each Pledge created by or pursuant hereto shall be a continuing security and shall remain in full force and effect notwithstanding the liquidation, bankruptcy or other incapacity of the Pledgor or any amalgamation or reconstruction of the Pledgor or any change in the constitution thereof or any settlement of account, intervening payment or the extinction of any or all indebtedness by whatever reason (other than by full performance and discharge of the Obligations) or other matter or thing whatever.

6.3   If after the date of this Agreement:

      (a) any settlement or discharge of any or all of the Obligations of the Pledgor is nullified for any reason whatsoever, and/or

      (b)   an order or judgment is made against any of the Pledgees under
            Section 237 of the Civil and Commercial Code of Thailand (or any modification or reenactment thereof) or under any of Section 113, 114 and 115 of the Bankruptcy Act of Thailand (or any modification or re-enactment thereof) directing it to pay any sum received or held by them from the Pledgor or any other person to settle all or part of the debt of the Pledgor to an official receiver, a liquidator or a creditor of the Pledgor.

      then the returned monies, losses, damages, costs and expenses of the Pledgees arising as a result of such nullified settlement or discharge, and/or (as the case may be) the sum paid by it pursuant to such order or judgment shall be recoverable from the Pledgor on demand.

7.    FURTHER ASSURANCE

7.1 The Pledgor shall, at anytime at the request of the Collateral Agent and at the cost and expense of the Pledgor, promptly sign, seal, execute and deliver such deeds, instruments, notices and documents, and do such acts and things as may be required by the Collateral Agent for the purpose of maintaining, perfecting, protecting, defending, enforcing or securing the obligations of the Pledgor under this Agreement and the encumbrances arising under or constituted by or pursuant to this Agreement or for facilitating the exercise or, as the case may be, realization thereof and the exercise of all other powers, authorities and discretion vested in the Collateral Agent.

7.2 The Collateral Agent shall, without prejudice to other rights, powers and privileges under this Agreement, be entitled (but shall be under no obligation), at any time and as often as may be necessary, to take any such action and/or demand additional documents and instruments from any other party (in which case the Pledgor undertakes to use its best endeavors to procure such documents or instruments from such party) for the purpose of protecting the rights constituted by this Agreement.

7.3 The Pledgor hereby agrees to indemnify the Collateral Agent and the Pledgees on demand against any and all costs, losses, expenses or liabilities incurred by or imposed on the Collateral Agent or the Pledgees in or about the perfection and/or protection of the rights and/or security interest referred to in this Clause 6.

8.    FILINGS, RECORDS, INSPECTION

      Except as otherwise permitted hereunder, the Pledgor shall not file or suffer to be on file, or authorize or permit to be filed or to be on file, in any jurisdiction, any other encumbrance with respect to the Pledged Property and/or Pledgeable Property in which the Collateral Agent is not named as the sole secured party for the benefit of the Pledgees. The Pledgor shall permit representatives of the Collateral Agent and the Pledgees upon reasonable notice, at any time during normal business hours to inspect and make abstracts from its books and records pertaining to the Pledged Property and/or the Pledgeable Property.

9.    APPLICATION OF PROCEEDS

      The proceeds derived from the enforcement of any Pledge constituted by or pursuant to this Agreement shall be applied towards settlement of the Obligations in accordance with the terms of the Security Sharing Agreement. In the event that such proceeds are insufficient to pay or set-off all amounts to which the Collateral Agent and Pledgees are entitled, the Pledgor shall be liable for the deficiency.

10.   REMEDIES AND WAIVERS

10.1 Any receipt, release or discharge of the Pledges provided by, or of any liability arising under this Agreement may be given by the Collateral Agent alone and shall not release or discharge the Pledgor from any liability for any other monies which may exist independently of this Agreement. Where such receipt, release or discharge relates only to part of the Pledged Property such receipt, release or discharge shall not prejudice or affect the Pledges hereby created in relation to the remainder of the Pledged Property.

10.2 The Collateral Agent may in its discretion grant time or other indulgences, or make any other arrangements, variations or releases, with the Pledgor or any other person (whether or not party hereto and whether or not jointly liable with the Pledgor) in respect of any or all of the Obligations or of any other security therefor or guarantee in respect thereof without prejudice either to the pledge constituted by or pursuant to this Agreement or to the liability of the Pledgor for the Obligations.

10.3 The rights, powers and remedies provided in this Agreement are cumulative and are not, nor are they to be construed as, exclusive of any rights, powers and remedies provided by law.

10.4 No failure on the part of the Collateral Agent to exercise, or delay on its part in exercising any of the rights, powers and remedies provided for by this Agreement or by law shall operate as a waiver thereof, nor shall any single or partial waiver of any such rights, powers or remedies preclude any further or other exercise of such rights, powers or remedies or the exercise of any other of such rights, powers or remedies.

11.   SUCCESSORS AND ASSIGNS

      This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors, assignees and transferees, provided that the Pledgor may not assign or transfer all or any part of its rights or obligations under this Agreement.

12.   RELEASE AND DISCHARGE

      This Agreement shall remain in effect until the Pledgor has paid and satisfied all of the Obligations or the Pledged Property is, to the extent applicable, duly mortgaged to the Pledgees, whichever occurs earlier, at which time the Collateral Agent shall, at the request and cost of the Pledgor, promptly release and discharge the encumbrances created pursuant to this Agreement and each Pledge and, for this purpose, shall sign such documents and do all necessary acts required to give effect to such release or discharge. Such release or discharge shall be made in accordance with Section 11 of the Security Sharing Agreement.

13.   SEVERABILITY

      If at any time any one or more of the provisions of this Agreement or any Pledge becomes invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions of this Agreement and such Pledge shall not in any way be affected or impaired thereby.

14.   NOTICES

      Any notice or communication under or in connection with this Agreement shall be in writing and shall be delivered personally, by post or fax to the addresses given below in this Agreement, or at such other address as the recipient may have notified to the other parties in writing.

15.   LAW

      This Agreement and each Pledge shall be governed by and construed in accordance with the laws of Thailand.

16.   AMENDMENTS

      The terms of this Attachment may be waived, altered or amended only by an instrument in writing duly executed as required by Section 17 of the Security Sharing Agreement.

IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed.

NAKORNTHAI STRIP MILL PUBLIC COMPANY LIMITED as Pledgor


By: /s/  Sawasdi Horrungruang
    ----------------------------------
    Title:  Chairman


Address:       No. 9, UM Tower
               16th Floor, Kwaeng Suanluang
               Khet Suanluang Bangkok


THE INDUSTRIAL FINANCE CORPORATION OF THAILAND as Facility Agent for the Thai Lenders


By: /s/ [ILLEGIBLE]
    ----------------------------------
    Name:
    Title:


Address:       1770 New Petchburi Road
               Bangkok


THE CHASE MANHATTAN BANK
as Book-Entry Depositary for the Notes
and Debenture holders


By: /s/ [ILLEGIBLE]
    ----------------------------------
    Name:
    Title:


Address:       20 North Sathorn Road
               Silom, Bangrak
               Bangkok 10500

THE CHASE MANHATTAN BANK
as Collateral Agent


By:  /s/ [ILLEGIBLE]
    ----------------------------------
    Name:
    Title:


Address:       20 North Sathorn Road Silom, Bangrak
               Bangkok 10500


NSM MANAGEMENT COMPANY
as Custodian


By:  /s/ [ILLEGIBLE]
    ---------------------------------
    Name:
    Title:


Address:       No. 9, UM Tower, 16th Floor,
               Kwaeng Suanluang, Khet Suanluang, Bangkok

                                    EXHIBIT 1

                                  The Pledgees

1.    The Industrial Finance Corporation of Thailand
2.    Thai Farmers Bank Public Company Limited
3.    Siam City Bank Public Company Limited
4.    The Government Savings Bank
5.    First Bangkok City Bank Public Company Limited
6.    Nakornthon Bank Public Company Limited
7.    SCF Finance and Securities Public Company Limited
8.    Siam City Credit Finance and Securities Public Company Limited
9. The Chase Manhattan Bank as Book-Entry Depositary for the holders of the Notes and the Debentures

                                    EXHIBIT 2

                                List of Machinery

Nakornthai Strip Mill Public Company Limited

Equipment for Registration


------------------------------------------------------------------------------------------------------------------------------------
Item           Area          Sub                      Equipment                                     Details
                             Item
------------------------------------------------------------------------------------------------------------------------------------
1  Scrap Preparation         1.1            Scrap Basket
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
2  Consteel Conveyor         2.1            Charge Conveyor No. 1
------------------------------------------------------------------------------------------------------------------------------------
                             2.2            Charge Conveyor No. 2
------------------------------------------------------------------------------------------------------------------------------------
                             2.3            Preheat Conveyor
------------------------------------------------------------------------------------------------------------------------------------
                             2.4            Dynamic Seal
------------------------------------------------------------------------------------------------------------------------------------
                             2.5            Combustion Equipment
------------------------------------------------------------------------------------------------------------------------------------
                             2.6            Connecting Gas Quick-Charge Mechanism
------------------------------------------------------------------------------------------------------------------------------------
                             2.7            Automation Equipment
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
3  Material Handling         3.1            Material Handling                               Ferro alloys for Handling
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            Weighing discharge system
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            Feeding system to EAF/Ladla
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            Feeding system to LHF
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            Feeding system to VD-Plant
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            Lime handling
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            Lime feeding to EAF
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            Dual collecting system for material
                                                                                            handling
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
4  Electric Arc Furnace      4.1            EAF Hydraulic System
------------------------------------------------------------------------------------------------------------------------------------
                             4.2            EAF Oxygen Lance for Scuff Buring
------------------------------------------------------------------------------------------------------------------------------------
                             4.3            EAF Oxygen Supper Sonic Lance
------------------------------------------------------------------------------------------------------------------------------------
                             4.4            EAF Carbon Lance Manipulator
------------------------------------------------------------------------------------------------------------------------------------
                             4.5            EAF Carbon Injection
------------------------------------------------------------------------------------------------------------------------------------
                             4.6            Furnace Substructure
------------------------------------------------------------------------------------------------------------------------------------
                             4.7            Furnace Sheet - Split Type Design
------------------------------------------------------------------------------------------------------------------------------------
                             4.8            Tilting Mechanism
------------------------------------------------------------------------------------------------------------------------------------
                             4.9            Furnace Roof
------------------------------------------------------------------------------------------------------------------------------------
                             4.10           Gantry Assembly for Roof and Electric Mast
------------------------------------------------------------------------------------------------------------------------------------
                             4.11           Electrode Support System
------------------------------------------------------------------------------------------------------------------------------------
                             4.12           Lubrication System
------------------------------------------------------------------------------------------------------------------------------------
                             4.13           EAF Transformer
------------------------------------------------------------------------------------------------------------------------------------
                             4.14           EAF Transfer Car
------------------------------------------------------------------------------------------------------------------------------------
                             4.15           Ladle Preheat Vertical
------------------------------------------------------------------------------------------------------------------------------------
                             4.16           Korf Arc
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
5  Ladle Heating Furnace     5.1            Ladle Roof
------------------------------------------------------------------------------------------------------------------------------------
                             5.2            Electrode Support System
------------------------------------------------------------------------------------------------------------------------------------
                             5.3            Gantry Assembly for Electrode Support
------------------------------------------------------------------------------------------------------------------------------------
                             5.4            LHF Hydraulic System
------------------------------------------------------------------------------------------------------------------------------------
                             5.5            LHF Transformer
------------------------------------------------------------------------------------------------------------------------------------
                             5.6            Ladle Transfer Car
------------------------------------------------------------------------------------------------------------------------------------
                             5.7            Wire Feeding Machine for LHF
------------------------------------------------------------------------------------------------------------------------------------
                             5.8            Wire Drum
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
6  Vacuum Degassing          6.1
------------------------------------------------------------------------------------------------------------------------------------
                             6.2
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Item                 Area    Sub            Qty.               Vendor               County       Serial         Type      Capacity
                             Item                                                                  No.
------------------------------------------------------------------------------------------------------------------------------------
1  Scrap Preparation         1.1            2              CIS Via Pancana                    50001
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
2  Consteel Conveyor         2.1            1              Intersteel               U.S.A.
------------------------------------------------------------------------------------------------------------------------------------
                             2.2            1              Intersteel               U.S.A.
------------------------------------------------------------------------------------------------------------------------------------
                             2.3            2              Intersteel               U.S.A.
------------------------------------------------------------------------------------------------------------------------------------
                             2.4            1              Intersteel               U.S.A.
------------------------------------------------------------------------------------------------------------------------------------
                             2.5            1              Intersteel               U.S.A.
------------------------------------------------------------------------------------------------------------------------------------
                             2.6            1              Intersteel               U.S.A.
------------------------------------------------------------------------------------------------------------------------------------
                             2.7            1              Siemens                  U.S.A.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
3  Material Handling         3.1            1              Scanduzzi Damag
------------------------------------------------------------------------------------------------------------------------------------
                                            1              Scanduzzi Damag
------------------------------------------------------------------------------------------------------------------------------------
                                            1              Scanduzzi Damag
------------------------------------------------------------------------------------------------------------------------------------
                                            1              Scanduzzi Damag
------------------------------------------------------------------------------------------------------------------------------------
                                            1              Scanduzzi Damag
------------------------------------------------------------------------------------------------------------------------------------
                                            1              Scanduzzi Damag
------------------------------------------------------------------------------------------------------------------------------------
                                            1              Scanduzzi Damag
------------------------------------------------------------------------------------------------------------------------------------
                                            1              Scanduzzi Damag
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
4  Electric Arc Furnace      4.1            1              Mannesmann Damag         Germany
------------------------------------------------------------------------------------------------------------------------------------
                             4.2            1              Mannesmann Damag         Germany
------------------------------------------------------------------------------------------------------------------------------------
                             4.3            1              Mannesmann Damag         Germany
------------------------------------------------------------------------------------------------------------------------------------
                             4.4            1              Mannesmann Damag         Germany   55731230
------------------------------------------------------------------------------------------------------------------------------------
                             4.5            1              Mannesmann Damag         Germany   55729830       EKS K 2.5
------------------------------------------------------------------------------------------------------------------------------------
                             4.6            1              Mannesmann Damag         Germany
------------------------------------------------------------------------------------------------------------------------------------
                             4.7            1              Mannesmann Damag         Germany
------------------------------------------------------------------------------------------------------------------------------------
                             4.8            1              Mannesmann Damag         Germany
------------------------------------------------------------------------------------------------------------------------------------
                             4.9            1              Mannesmann Damag         Germany
------------------------------------------------------------------------------------------------------------------------------------
                             4.10           1              Mannesmann Damag         Germany
------------------------------------------------------------------------------------------------------------------------------------
                             4.11           1              Mannesmann Damag         Germany
------------------------------------------------------------------------------------------------------------------------------------
                             4.12           1              Mannesmann Damag         Germany
------------------------------------------------------------------------------------------------------------------------------------
                             4.13           1              Mannesmann Damag         Germany
------------------------------------------------------------------------------------------------------------------------------------
                             4.14           2              Mannesmann Damag         Germany
------------------------------------------------------------------------------------------------------------------------------------
                             4.15           1              Mannesmann Damag         Germany
------------------------------------------------------------------------------------------------------------------------------------
                             4.16           1              Korf Engineering Damag   Germany
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
5  Ladle Heating Furnace     5.1            1              Mannesmann Damag         Germany
------------------------------------------------------------------------------------------------------------------------------------
                             5.2            1              Mannesmann Damag         Germany
------------------------------------------------------------------------------------------------------------------------------------
                             5.3            1              Mannesmann Damag         Germany
------------------------------------------------------------------------------------------------------------------------------------
                             5.4            1              Mannesmann Damag         Germany
------------------------------------------------------------------------------------------------------------------------------------
                             5.5            1              Mannesmann Damag         Germany
------------------------------------------------------------------------------------------------------------------------------------
                             5.6            1              Mannesmann Damag         Germany
------------------------------------------------------------------------------------------------------------------------------------
                             5.7            1              Mannesmann Damag         Germany
------------------------------------------------------------------------------------------------------------------------------------
                             5.8            1              Mannesmann Damag         Germany
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
6  Vacuum Degassing          6.1            2              Messo                    Germany
------------------------------------------------------------------------------------------------------------------------------------
                             6.2            2              Messo                    Germany
------------------------------------------------------------------------------------------------------------------------------------

Nakornthai Strip Mill Public Company Limited

Equipment for Registration


------------------------------------------------------------------------------------------------------------------------------------
Item           Area          Sub                      Equipment                                     Details
                             Item
------------------------------------------------------------------------------------------------------------------------------------

                             6.3
------------------------------------------------------------------------------------------------------------------------------------
                             6.4
------------------------------------------------------------------------------------------------------------------------------------
                             6.5
------------------------------------------------------------------------------------------------------------------------------------
                             6.6
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
7  CSP Center                7.1            Mould
------------------------------------------------------------------------------------------------------------------------------------
                             7.2            Mould Oscillator
------------------------------------------------------------------------------------------------------------------------------------
                             7.3            Mould Oscillator Hydraulic Unit
------------------------------------------------------------------------------------------------------------------------------------
                             7.4            Segment 1
------------------------------------------------------------------------------------------------------------------------------------
                             7.5            Segment 2
------------------------------------------------------------------------------------------------------------------------------------
                             7.6            Segment 3
------------------------------------------------------------------------------------------------------------------------------------
                             7.7            Dummy Bar
------------------------------------------------------------------------------------------------------------------------------------
                             7.8            Castar Main Hydraulic Unit
------------------------------------------------------------------------------------------------------------------------------------
                             7.9            Ladle Slide Gate Hydraulic Unit
------------------------------------------------------------------------------------------------------------------------------------
                             7.10           Hydraulic Accumulator
------------------------------------------------------------------------------------------------------------------------------------
                             7.11           Mould Fume Fan
------------------------------------------------------------------------------------------------------------------------------------
                             7.12           Spary Chamber Blower
------------------------------------------------------------------------------------------------------------------------------------
                             7.13           Pinch Roll
------------------------------------------------------------------------------------------------------------------------------------
                             7.14           Withdraw & Straightening Unit
------------------------------------------------------------------------------------------------------------------------------------
                             7.15           Central Grease System
------------------------------------------------------------------------------------------------------------------------------------
                             7.16           Tundish Preheater
------------------------------------------------------------------------------------------------------------------------------------
                             7.17           Tundish Car
------------------------------------------------------------------------------------------------------------------------------------
                             7.18           Tundish Stopper Rod Hydraulic Unit
------------------------------------------------------------------------------------------------------------------------------------
                             7.19           Shear
------------------------------------------------------------------------------------------------------------------------------------
                             7.20           Shear  Lubrication Unit
------------------------------------------------------------------------------------------------------------------------------------
                             7.21           Shear Hydraulic Unit
------------------------------------------------------------------------------------------------------------------------------------
                             7.22           Bending Unit
------------------------------------------------------------------------------------------------------------------------------------
                             7.23           Ladle Turret
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
8  Ladle                     8.1            Ladle
------------------------------------------------------------------------------------------------------------------------------------
                             8.2            Preheater Horizontal
------------------------------------------------------------------------------------------------------------------------------------
                             8.3            Preheater Gantry Type
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
9  Ladle Shop/Tundish Shop   9.1            Ladle Car
------------------------------------------------------------------------------------------------------------------------------------
                             9.2            Dryer Equipment
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
10  Baghouse Air System      10.1           Hot Gas Cooling                                 Water Cooled Duct
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                             10.2           Hot Gas Fans                                    Fans
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            Drive Motors
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            Auxiliary Motors
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            Dampers
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                             10.3           Main Air Fans                                   Fans
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            Drive Motors
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            Dampers
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            Seal Air Fans
------------------------------------------------------------------------------------------------------------------------------------
                             10.4           Reverse Air Fans                                Fans
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            Drive Motors
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            Dampers
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
11  Dust Handling System     11.1           Filter system                                   Fabric Filters
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Item                 Area    Sub            Qty.               Vendor               County       Serial         Type      Capacity
                             Item                                                                  No.
------------------------------------------------------------------------------------------------------------------------------------
                             6.3            2              Messo                    Germany
------------------------------------------------------------------------------------------------------------------------------------
                             6.4            2              Messo                    Germany
------------------------------------------------------------------------------------------------------------------------------------

                             6.5            1              Messo                    Germany
------------------------------------------------------------------------------------------------------------------------------------
                             6.6            2              Messo                    Germany
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
7  CSP Center                7.1            1              MS Schoemann-Siemag In   Germany
------------------------------------------------------------------------------------------------------------------------------------
                             7.2            1              MS Schoemann-Siemag In   Germany
------------------------------------------------------------------------------------------------------------------------------------
                             7.3            1              MS Schoemann-Siemag In   Germany
------------------------------------------------------------------------------------------------------------------------------------
                             7.4            1              MS Schoemann-Siemag In   Germany
------------------------------------------------------------------------------------------------------------------------------------
                             7.5            1              MS Schoemann-Siemag In   Germany
------------------------------------------------------------------------------------------------------------------------------------
                             7.6            1              MS Schoemann-Siemag In   Germany
------------------------------------------------------------------------------------------------------------------------------------
                             7.7            1              MS Schoemann-Siemag In   Germany
------------------------------------------------------------------------------------------------------------------------------------
                             7.8            1              MS Schoemann-Siemag In   Germany
------------------------------------------------------------------------------------------------------------------------------------
                             7.9            1              MS Schoemann-Siemag In   Germany
------------------------------------------------------------------------------------------------------------------------------------
                             7.10           1              MS Schoemann-Siemag In   Germany
------------------------------------------------------------------------------------------------------------------------------------
                             7.11           1              MS Schoemann-Siemag In   Germany
------------------------------------------------------------------------------------------------------------------------------------
                             7.12           1              MS Schoemann-Siemag In   Germany
------------------------------------------------------------------------------------------------------------------------------------
                             7.13           1              MS Schoemann-Siemag In   Germany
------------------------------------------------------------------------------------------------------------------------------------
                             7.14           1              MS Schoemann-Siemag In   Germany
------------------------------------------------------------------------------------------------------------------------------------
                             7.15           1
------------------------------------------------------------------------------------------------------------------------------------
                             7.16           2              SMS Concast              U.S.A.
------------------------------------------------------------------------------------------------------------------------------------
                             7.17           2              SMS Concast              U.S.A.
------------------------------------------------------------------------------------------------------------------------------------
                             7.18           1              MS Schoemann-Siemag In   Germany
------------------------------------------------------------------------------------------------------------------------------------
                             7.19           1              SMS Concast              U.S.A.
------------------------------------------------------------------------------------------------------------------------------------
                             7.20           1              SMS Concast              U.S.A.
------------------------------------------------------------------------------------------------------------------------------------
                             7.21           1              SMS Concast              U.S.A.
------------------------------------------------------------------------------------------------------------------------------------
                             7.22           1              MS Schoemann-Siemag In   Germany
------------------------------------------------------------------------------------------------------------------------------------
                             7.23           1              SMS Concast              U.S.A.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                           Mannesmann
8  Ladle                     8.1            10             Damag                    Germany
------------------------------------------------------------------------------------------------------------------------------------
                                                           Mannesmann
                             8.2            2              Damag                    Germany
------------------------------------------------------------------------------------------------------------------------------------
                                                           Mannesmann
                             8.3            1              Damag                    Germany
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                           Mannesmann
9  Ladle Shop/Tundish Shop   9.1            2              Damag                    Germany
------------------------------------------------------------------------------------------------------------------------------------
                                                           Mannesmann
                             9.2            2              Damag                    Germany
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                           Superior
                                                           Madrine Co.
10  Baghouse Air System      10.1           8              of S.                    U.S.A.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                           Phelps Fan,
                             10.2           3              Inc.                     U.S.A.
------------------------------------------------------------------------------------------------------------------------------------
                                                           Phelps Fan,
                                            3              Inc.                     U.S.A.
------------------------------------------------------------------------------------------------------------------------------------
                                                           Phelps Fan,
                                            3              Inc.                     U.S.A.
------------------------------------------------------------------------------------------------------------------------------------
                                            8              ACDC, Inc.               U.S.A.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                           Phelps Fan,
                             10.3           5              Inc.                     U.S.A.
------------------------------------------------------------------------------------------------------------------------------------
                                                           Phelps Fan,
                                            5              Inc.                     U.S.A.
------------------------------------------------------------------------------------------------------------------------------------
                                            10             ACDC, Inc.               U.S.A.
------------------------------------------------------------------------------------------------------------------------------------
                                                           Phelps Fan,
                                            5              Inc.                     U.S.A.
------------------------------------------------------------------------------------------------------------------------------------
                                                           Phelps Fan,
                             10.4           2              Inc.                     U.S.A.
------------------------------------------------------------------------------------------------------------------------------------
                                                           Phelps Fan,
                                            2              Inc.                     U.S.A.
------------------------------------------------------------------------------------------------------------------------------------
                                            4              ACDC, Inc.               U.S.A.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
11  Dust Handling System     11.1                          Midwesco                 U.S.A.
------------------------------------------------------------------------------------------------------------------------------------

Nakornthai Strip Mill Public Company Limited

Equipment for Registration


------------------------------------------------------------------------------------------------------------------------------------
Item           Area          Sub                      Equipment                                     Details
                             Item
------------------------------------------------------------------------------------------------------------------------------------

                                                                                            Poppal Valves
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                             11.2           Dual System                                     Screw Conveyors
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            Rotary Air Lock
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            Surge Hoppers
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                             11.3           Bulk Dust Handling system                       Vacuum Blower
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            Vacuum Blower Motor
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            Heat Exchanger
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            Knife Gate Valves
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            Vacuum Breaker
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
12  Baghouse Control system  12.1           Motor Control Center & Starters                 Hot Gas Fan Motor
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            Main Air Fan Motor Control
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            Reverse Air Fan Motor Control
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            Vacuum Blower Motor Control
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            Emergency Motor Control
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                             12.2           PLC Program
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
13  Tunnel Furnace           13.1           Reheating Furnace
------------------------------------------------------------------------------------------------------------------------------------
                             13.2           Dilution Air Fan
------------------------------------------------------------------------------------------------------------------------------------
                             13.3           Stack
------------------------------------------------------------------------------------------------------------------------------------
                             13.4           Motor Control Center
------------------------------------------------------------------------------------------------------------------------------------
                             13.5           Furnace Control
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
14  Rolling Mill             14.1           Roller Table and Entry Side Guides
------------------------------------------------------------------------------------------------------------------------------------
                             14.2           Emergency Shear with Scraps Chute and Bucket
------------------------------------------------------------------------------------------------------------------------------------
                             14.3           Descaling Unit
------------------------------------------------------------------------------------------------------------------------------------
                             14.4           Main Drive
------------------------------------------------------------------------------------------------------------------------------------
                             14.5           Cooling Water for Mill Stands
------------------------------------------------------------------------------------------------------------------------------------
                             14.6           Hydraulic Roll Gap Setting System
------------------------------------------------------------------------------------------------------------------------------------
                             14.7           Thrust Block Retracting Device
------------------------------------------------------------------------------------------------------------------------------------
                             14.8           Upper Backup Roll Balancing Mechanism
------------------------------------------------------------------------------------------------------------------------------------
                             14.9           CVC work Roll Shifting and Bending Systems
------------------------------------------------------------------------------------------------------------------------------------
                             14.10          Drive Spindle Supports
------------------------------------------------------------------------------------------------------------------------------------
                             14.11          Main Motors
------------------------------------------------------------------------------------------------------------------------------------
                             14.12          Lifting Rails
------------------------------------------------------------------------------------------------------------------------------------
                                            Entry and Exit Guides and Strippers with Roll
                             14.13          Cooling
------------------------------------------------------------------------------------------------------------------------------------
                             14.14          Roll Cooling
------------------------------------------------------------------------------------------------------------------------------------
                             14.15          Loopers
------------------------------------------------------------------------------------------------------------------------------------
                             14.16          Backup roll Changing Sleds
------------------------------------------------------------------------------------------------------------------------------------
                             14.17          Work Roll Changing Device
------------------------------------------------------------------------------------------------------------------------------------
                             14.18          Backup Roll Changing Device
------------------------------------------------------------------------------------------------------------------------------------
                             14.19          Run Out Roller Table
------------------------------------------------------------------------------------------------------------------------------------
                             14.20          Stower and Air Duct Channel
------------------------------------------------------------------------------------------------------------------------------------
                             14.21          Measuring House
------------------------------------------------------------------------------------------------------------------------------------
                             14.22          Lminar Cooling System
------------------------------------------------------------------------------------------------------------------------------------
                             14.23          Grease Lubrication System
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Item                 Area    Sub            Qty.               Vendor               County       Serial         Type      Capacity
                             Item                                                                  No.
------------------------------------------------------------------------------------------------------------------------------------
                                                           Custom
                                            48             Collectors     U.S.A.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                           Inter-Rotor
                             11.2           24             Engineering    U.S.A.
------------------------------------------------------------------------------------------------------------------------------------
                                                           Inter-Rotor
                                            24             Engineering    U.S.A.
------------------------------------------------------------------------------------------------------------------------------------
                                                           Inter-Rotor
                                            24             Engineering    U.S.A.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                           System
                                                           Engineering
                             11.3           1              & Con          U.S.A.
------------------------------------------------------------------------------------------------------------------------------------
                                                           System
                                                           Engineering
                                            1              & Con          U.S.A.
------------------------------------------------------------------------------------------------------------------------------------
                                                           System
                                                           Engineering
                                            1              & Con          U.S.A.
------------------------------------------------------------------------------------------------------------------------------------
                                                           System
                                                           Engineering
                                            4              & Con          U.S.A.
------------------------------------------------------------------------------------------------------------------------------------
                                                           System
                                                           Engineering
                                            1              & Con          U.S.A.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
12  Baghouse Control system  12.1           3              Siemens        U.S.A.
------------------------------------------------------------------------------------------------------------------------------------
                                            5              Siemens        U.S.A.
------------------------------------------------------------------------------------------------------------------------------------
                                            2              Siemens        U.S.A.
------------------------------------------------------------------------------------------------------------------------------------
                                            1              Siemens        U.S.A.
------------------------------------------------------------------------------------------------------------------------------------
                                            2              Siemens        U.S.A.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                           Bachelor
                                                           Controls,
                             12.2           1              Inc.           U.S.A.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
13  Tunnel Furnace           13.1           1              Briemont       U.S.A.
------------------------------------------------------------------------------------------------------------------------------------
                             13.2           2              Briemont       U.S.A.
------------------------------------------------------------------------------------------------------------------------------------
                             13.3           2              Briemont       U.S.A.
------------------------------------------------------------------------------------------------------------------------------------
                             13.4           1              Briemont       U.S.A.
------------------------------------------------------------------------------------------------------------------------------------
                             13.5           2              Briemont       U.S.A.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
14  Rolling Mill             14.1           1              SMS            Germany
------------------------------------------------------------------------------------------------------------------------------------
                             14.2           1              SMS            Germany
------------------------------------------------------------------------------------------------------------------------------------
                             14.3           1              SMS            Germany
------------------------------------------------------------------------------------------------------------------------------------
                             14.4           6              SMS            Germany
------------------------------------------------------------------------------------------------------------------------------------
                             14.5           6              SMS            Germany
------------------------------------------------------------------------------------------------------------------------------------
                             14.6           6              SMS            Germany
------------------------------------------------------------------------------------------------------------------------------------
                             14.7           6              SMS            Germany
------------------------------------------------------------------------------------------------------------------------------------
                             14.8           6              SMS            Germany
------------------------------------------------------------------------------------------------------------------------------------
                             14.9           24             SMS            Germany
------------------------------------------------------------------------------------------------------------------------------------
                             14.10          12             SMS            Germany
------------------------------------------------------------------------------------------------------------------------------------
                             14.11          6              SMS            Germany
------------------------------------------------------------------------------------------------------------------------------------
                             14.12          12             SMS            Germany
------------------------------------------------------------------------------------------------------------------------------------
                             14.13          6              SMS            Germany
------------------------------------------------------------------------------------------------------------------------------------
                             14.14          1              SMS            Germany
------------------------------------------------------------------------------------------------------------------------------------
                             14.15          6              SMS            Germany
------------------------------------------------------------------------------------------------------------------------------------
                             14.16          6              SMS            Germany
------------------------------------------------------------------------------------------------------------------------------------
                             14.17          6              SMS            Germany
------------------------------------------------------------------------------------------------------------------------------------
                             14.18          6              SMS            Germany
------------------------------------------------------------------------------------------------------------------------------------
                             14.19          1              SMS            Germany
------------------------------------------------------------------------------------------------------------------------------------
                             14.20          1              SMS            Germany
------------------------------------------------------------------------------------------------------------------------------------
                             14.21          1              SMS            Germany
------------------------------------------------------------------------------------------------------------------------------------
                             14.22          1              SMS            Germany
------------------------------------------------------------------------------------------------------------------------------------
                             14.23          5              SMS            Germany
------------------------------------------------------------------------------------------------------------------------------------

Nakornthai Strip Mill Public Company Limited

Equipment for Registration


------------------------------------------------------------------------------------------------------------------------------------
Item           Area          Sub                      Equipment                                     Details
                             Item
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
15  Downcollars              15.1           Entry Side Guide in Front of Down Collar
------------------------------------------------------------------------------------------------------------------------------------
                             15.2           Pinch Roll Unit
------------------------------------------------------------------------------------------------------------------------------------
                             15.3           Table Roller Bridge
------------------------------------------------------------------------------------------------------------------------------------
                             15.4           Down Collar
------------------------------------------------------------------------------------------------------------------------------------
                             15.5           Coll Stripper Cars
------------------------------------------------------------------------------------------------------------------------------------
                             15.6           Coll Cars
------------------------------------------------------------------------------------------------------------------------------------
                             15.7           Pinch Roll Motors Drive
------------------------------------------------------------------------------------------------------------------------------------
                             15.8           Mandrel Motors Drive
------------------------------------------------------------------------------------------------------------------------------------
                             15.9           Wrapper Rolls motor Drive
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
16  Roll Mechanic & Shop     16.1           Roll Grinder # 1
------------------------------------------------------------------------------------------------------------------------------------
                             16.2           Roll Grinder # 2
------------------------------------------------------------------------------------------------------------------------------------
                             16.3           Work Roll Check Extractor Rack
------------------------------------------------------------------------------------------------------------------------------------
                             16.4           Check Tiller
------------------------------------------------------------------------------------------------------------------------------------
                             16.5           Backup Roll Check Extractor
------------------------------------------------------------------------------------------------------------------------------------
                             16.6           Work Roll Checks Diameter 800 mm.
------------------------------------------------------------------------------------------------------------------------------------
                             16.7           Work Roll Checks Diameter 600 mm
------------------------------------------------------------------------------------------------------------------------------------
                             16.8           Backup Roll Checks
------------------------------------------------------------------------------------------------------------------------------------
                             16.9           Work Roll Lifting Tongs                         Work Roll Lifting Tongs (Single Roll)
------------------------------------------------------------------------------------------------------------------------------------
                             16.10          Work Roll Lifting Beam
------------------------------------------------------------------------------------------------------------------------------------
                             16.11          Work Roll Lifting Tongs                         Work Roll Lifting Tongs (Roll Pair)
------------------------------------------------------------------------------------------------------------------------------------
                             16.12          Work Roll Lifting Beam
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
17  Refractory Repair        17.1           Refractory Gunning Machine for EAF
------------------------------------------------------------------------------------------------------------------------------------
                             17.2           Refractory Fitting Machine for EAF
------------------------------------------------------------------------------------------------------------------------------------
                             17.3           Ladle Dryer Movable Gantry Type
------------------------------------------------------------------------------------------------------------------------------------
                             17.4           Ladle Preheater (Horizontal type)
------------------------------------------------------------------------------------------------------------------------------------
                             17.5           Ladle Preheater (Vertical type)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
18  Water Treatment Plant    18.1           Solid Thickener Tank                            No. 302
------------------------------------------------------------------------------------------------------------------------------------
                             18.2           Deep End Sand Filter                            No. 402
------------------------------------------------------------------------------------------------------------------------------------
                             18.3           Bell Press Machine                              No. 403
------------------------------------------------------------------------------------------------------------------------------------
                             18.4           Make-up Water Filter                            No. 405
------------------------------------------------------------------------------------------------------------------------------------
                             18.5           Cooling Tower 805 Side Stream Filter            No. 405
------------------------------------------------------------------------------------------------------------------------------------
                             18.6           Cooling Tower 806 Side Stream Filter            No. 406
------------------------------------------------------------------------------------------------------------------------------------
                             18.7           Softener Package with Brine Tank                No. 405
------------------------------------------------------------------------------------------------------------------------------------
                             18.8           Cooling Tower 807 Side Stream Filter            No. 407
------------------------------------------------------------------------------------------------------------------------------------
                             18.9           Cooling Tower 801 Side Stream Filter            No. 408
------------------------------------------------------------------------------------------------------------------------------------
                             18.10          Cooling Tower 803 Side Stream Filter            No. 400
------------------------------------------------------------------------------------------------------------------------------------
                             18.11          Meltshop Pump                                   No. 601
------------------------------------------------------------------------------------------------------------------------------------
                             18.12          Mold Water H.E. Pump                            No. 602
------------------------------------------------------------------------------------------------------------------------------------
                             18.13          Tunnel Furnace Pump                             No. 603
------------------------------------------------------------------------------------------------------------------------------------
                             18.14          EAF & Tunnel Furnace Emergency Pump             No. D603
------------------------------------------------------------------------------------------------------------------------------------
                             18.15          Hot Mill Closed M/C Cooling Pump                No. 604
------------------------------------------------------------------------------------------------------------------------------------
                             18.16          Hot Well # 2 Pump                               No. 605
------------------------------------------------------------------------------------------------------------------------------------
                             18.17          Cold Water Cooling Pump                         No. 606
------------------------------------------------------------------------------------------------------------------------------------
                             18.18          Collar Sump Pump                                No. 607
------------------------------------------------------------------------------------------------------------------------------------
                             18.19          Interceptor Pit Pump                            No. 608
------------------------------------------------------------------------------------------------------------------------------------
                             18.20          Castor Closed M/C Cooling Pump                  No. 609
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Item                 Area    Sub            Qty.               Vendor               County       Serial         Type      Capacity
                             Item                                                                  No.
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
15  Downcollars              15.1           2              SMS            Germany
------------------------------------------------------------------------------------------------------------------------------------
                             15.2           2              SMS            Germany
------------------------------------------------------------------------------------------------------------------------------------
                             15.3           1              SMS            Germany
------------------------------------------------------------------------------------------------------------------------------------
                             15.4           2              SMS            Germany
------------------------------------------------------------------------------------------------------------------------------------
                             15.5           2              SMS            Germany
------------------------------------------------------------------------------------------------------------------------------------
                             15.6           4              SMS            Germany
------------------------------------------------------------------------------------------------------------------------------------
                             15.7           2              SMS            Germany
------------------------------------------------------------------------------------------------------------------------------------
                             15.8           2              SMS            Germany
------------------------------------------------------------------------------------------------------------------------------------
                             15.9           6              SMS            Germany
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        HO
16  Roll Mechanic & Shop     16.1           1              Pomini S.P.A.  Italy          272            402/425x6100
------------------------------------------------------------------------------------------------------------------------------------
                             16.2           1              Pomini S.P.A.  Italy
------------------------------------------------------------------------------------------------------------------------------------
                             16.3           1              SMS            Germany
------------------------------------------------------------------------------------------------------------------------------------
                             16.4           2              SMS            Germany
------------------------------------------------------------------------------------------------------------------------------------
                             16.5           1              SMS            Germany
------------------------------------------------------------------------------------------------------------------------------------
                             16.6           54             SMS            Germany
------------------------------------------------------------------------------------------------------------------------------------
                             16.7           40             SMS            Germany
------------------------------------------------------------------------------------------------------------------------------------
                             16.8           48             SMS            Germany
------------------------------------------------------------------------------------------------------------------------------------
                             16.9           1              J.B. Sales     U.S.A.
------------------------------------------------------------------------------------------------------------------------------------
                                                           J.B. Sales &
                             16.10          2              SMS            Germany
------------------------------------------------------------------------------------------------------------------------------------
                             16.11          1              J.B. Sales     U.S.A.
------------------------------------------------------------------------------------------------------------------------------------
                                                           J.B. Sales &
                             16.12          2              SMS            Germany
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
17  Refractory Repair        17.1           1              Velco          Germany
------------------------------------------------------------------------------------------------------------------------------------
                             17.2           1              Velco          Germany
------------------------------------------------------------------------------------------------------------------------------------
                             17.3           1              Auto/Gega      Germany
------------------------------------------------------------------------------------------------------------------------------------
                             17.4           2              Auto/Gega      Germany
------------------------------------------------------------------------------------------------------------------------------------
                             17.5           1              Auto/Gega      Germany
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
18  Water Treatment Plant    18.1           1              Eimco          U.S.A.
------------------------------------------------------------------------------------------------------------------------------------
                             18.2           18             Eimco          U.S.A.
------------------------------------------------------------------------------------------------------------------------------------
                             18.3           1              Eimco          U.S.A.
------------------------------------------------------------------------------------------------------------------------------------
                             18.4           2              Eimco          U.S.A.
------------------------------------------------------------------------------------------------------------------------------------
                             18.5           1              Eimco          U.S.A.
------------------------------------------------------------------------------------------------------------------------------------
                             18.6           2              Eimco          U.S.A.
------------------------------------------------------------------------------------------------------------------------------------
                             18.7           3              Duffen         U.S.A.
------------------------------------------------------------------------------------------------------------------------------------
                             18.8           1              Eimco          U.S.A.
------------------------------------------------------------------------------------------------------------------------------------
                             18.9           1              Eimco          U.S.A.
------------------------------------------------------------------------------------------------------------------------------------
                             18.10          1              Eimco          U.S.A.
------------------------------------------------------------------------------------------------------------------------------------
                             18.11          5              Paco           U.S.A.
------------------------------------------------------------------------------------------------------------------------------------
                             18.12          2              Paco           U.S.A.
------------------------------------------------------------------------------------------------------------------------------------
                             18.13          2              Paco           U.S.A.
------------------------------------------------------------------------------------------------------------------------------------
                             18.14          2              Paco           U.S.A.
------------------------------------------------------------------------------------------------------------------------------------
                             18.15          2              Paco           U.S.A.
------------------------------------------------------------------------------------------------------------------------------------
                             18.16          3              Johnston
------------------------------------------------------------------------------------------------------------------------------------
                             18.17          3              Paco           U.S.A.
------------------------------------------------------------------------------------------------------------------------------------
                             18.18          4              Harleton
------------------------------------------------------------------------------------------------------------------------------------
                             18.19          4              Harleton
------------------------------------------------------------------------------------------------------------------------------------
                             18.20          3              Paco           U.S.A.
------------------------------------------------------------------------------------------------------------------------------------

Nakornthai Strip Mill Public Company Limited

Equipment for Registration


------------------------------------------------------------------------------------------------------------------------------------
Item           Area          Sub                      Equipment                                     Details
                             Item
------------------------------------------------------------------------------------------------------------------------------------
                             18.21          Hot Well # 1 Pump                               No. 610
------------------------------------------------------------------------------------------------------------------------------------
                             18.22          Scale Pit Pump                                  No. 611
------------------------------------------------------------------------------------------------------------------------------------
                             18.23          DRI Pump                                        No. 612
------------------------------------------------------------------------------------------------------------------------------------
                             18.24          Caster Flume Flushing Pump                      No. 613
------------------------------------------------------------------------------------------------------------------------------------
                             18.25          Caster Spray Pump                               No. 614
------------------------------------------------------------------------------------------------------------------------------------
                             18.26          Hot Mill 4.5 Bar Pump                           No. 615
------------------------------------------------------------------------------------------------------------------------------------
                             18.27          Hot Mill 12.5 Bar Pump                          No. 616
------------------------------------------------------------------------------------------------------------------------------------
                             18.28          Filler Backwash Pump                            No. 617
------------------------------------------------------------------------------------------------------------------------------------
                             18.29          Castor Flume Sump Pump                          No. 618
------------------------------------------------------------------------------------------------------------------------------------
                             18.30          Sludge Dewatering Feed Pump                     No. 619
------------------------------------------------------------------------------------------------------------------------------------
                             18.31          Backwash Surge Transfer Pump                    No. 620
------------------------------------------------------------------------------------------------------------------------------------
                             18.32          Laminar Water Hot Well Pump                     No. 524
------------------------------------------------------------------------------------------------------------------------------------
                             18.33          Hot Coll Cold Water Pump                        No. 525
------------------------------------------------------------------------------------------------------------------------------------
                             18.34          T-807 Backwash Sump Pump                        No. 626
------------------------------------------------------------------------------------------------------------------------------------
                             18.35          T-808 Cold Well Pump                            No. 628
------------------------------------------------------------------------------------------------------------------------------------
                             18.36          T-808 Back Wash Water Sump Pump                 No. 629
------------------------------------------------------------------------------------------------------------------------------------
                             18.37          Johnston Vertical Pump                          No. 530
------------------------------------------------------------------------------------------------------------------------------------
                             18.38          T-804 Backwash Sump Pump                        No. 531
------------------------------------------------------------------------------------------------------------------------------------
                             18.39          Utility Pump                                    No. 636
------------------------------------------------------------------------------------------------------------------------------------
                             18.40          Scale Transfer Pump                             No. 650
------------------------------------------------------------------------------------------------------------------------------------
                             18.41          NTS Pond Water Supply Pump                      No. 651
------------------------------------------------------------------------------------------------------------------------------------
                             18.42          Make-up Water Sump Pump                         No. 653
------------------------------------------------------------------------------------------------------------------------------------
                             18.43          Make-up Water Pump                              No. 565
------------------------------------------------------------------------------------------------------------------------------------
                             18.44          Portable Water & Boiler Feed Pump               No. 556
------------------------------------------------------------------------------------------------------------------------------------
                             18.45          Portable Water Pump                             No. 567
------------------------------------------------------------------------------------------------------------------------------------
                             18.46          Filler Backwash Sump Pump                       No. 583
------------------------------------------------------------------------------------------------------------------------------------
                             18.47          Hot Well # 1 Overflow Sump Bump                 No. 568
------------------------------------------------------------------------------------------------------------------------------------
                             18.48          Filter Backwash Surge Tank                      No. 712
------------------------------------------------------------------------------------------------------------------------------------
                             18.49          Oil & Grease Storage Tank                       No. 713
------------------------------------------------------------------------------------------------------------------------------------
                             18.50          Oil & Grease Storage Tank                       No. 740
------------------------------------------------------------------------------------------------------------------------------------
                             18.51          Waste Oil Storage Tank                          No. 741
------------------------------------------------------------------------------------------------------------------------------------
                             18.52          Laminar Waste Oil Storage Tank                  No. 742
------------------------------------------------------------------------------------------------------------------------------------
                             18.53          Portable Water Cooling Tower                    No. 755
------------------------------------------------------------------------------------------------------------------------------------
                             18.54          System #1 Cooling Tower                         No. 801
------------------------------------------------------------------------------------------------------------------------------------
                             18.55          System #3 Cooling Tower                         No. 803
------------------------------------------------------------------------------------------------------------------------------------
                             18.56          System #4 Cooling Tower                         No. 804
------------------------------------------------------------------------------------------------------------------------------------
                             18.57          Laminar Water Cooling Tower                     No. 805
------------------------------------------------------------------------------------------------------------------------------------
                             18.58          Condenser Cooling Tower                         No. 806
------------------------------------------------------------------------------------------------------------------------------------
                             18.59          Hot Coll Rapid Cooling Tower                    No. 807
------------------------------------------------------------------------------------------------------------------------------------
                             18.60          Laminar Pit Oil Skimmer
------------------------------------------------------------------------------------------------------------------------------------
                             18.61          Stale Pit Oil Skimmer
------------------------------------------------------------------------------------------------------------------------------------
                             18.62          Air Scout Blower
------------------------------------------------------------------------------------------------------------------------------------
                             18.63          Sodium Hypochloride Storage Tank
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
19  SSKV Main Substation     19.1           ABB Switch Gear                                 Circuit Breaker
------------------------------------------------------------------------------------------------------------------------------------
                             19.2           ABB Switch Gear                                 Operator Device
------------------------------------------------------------------------------------------------------------------------------------
                             19.3           Current Transformer
------------------------------------------------------------------------------------------------------------------------------------
                             19.4           Current Transformer
------------------------------------------------------------------------------------------------------------------------------------
                             19.5           Current Transformer
------------------------------------------------------------------------------------------------------------------------------------
                             19.6           Disconnector
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Item                 Area    Sub            Qty.               Vendor               County       Serial         Type      Capacity
                             Item                                                                  No.
------------------------------------------------------------------------------------------------------------------------------------
                             18.21          4              Paco           U.S.A.
------------------------------------------------------------------------------------------------------------------------------------
                             18.22          5              Harleton
------------------------------------------------------------------------------------------------------------------------------------
                             18.23          2              Paco           U.S.A.
------------------------------------------------------------------------------------------------------------------------------------
                             18.24          2              Harleton
------------------------------------------------------------------------------------------------------------------------------------
                             18.25          2              Paco           U.S.A.
------------------------------------------------------------------------------------------------------------------------------------
                             18.26          3              Paco           U.S.A.
------------------------------------------------------------------------------------------------------------------------------------
                             18.27          4              Paco           U.S.A.
------------------------------------------------------------------------------------------------------------------------------------
                             18.28          2              Paco           U.S.A.
------------------------------------------------------------------------------------------------------------------------------------
                             18.29          2              Harleton
------------------------------------------------------------------------------------------------------------------------------------
                             18.30          2
------------------------------------------------------------------------------------------------------------------------------------
                             18.31          2              Paco           U.S.A.
------------------------------------------------------------------------------------------------------------------------------------
                             18.32          4              Harleton
------------------------------------------------------------------------------------------------------------------------------------
                             18.33          4              Harleton
------------------------------------------------------------------------------------------------------------------------------------
                             18.34          2              Harleton
------------------------------------------------------------------------------------------------------------------------------------
                             18.35          3              Harleton
------------------------------------------------------------------------------------------------------------------------------------
                             18.36          2              Harleton
------------------------------------------------------------------------------------------------------------------------------------
                             18.37          2              Actrasion
------------------------------------------------------------------------------------------------------------------------------------
                             18.38          2              Harleton
------------------------------------------------------------------------------------------------------------------------------------
                             18.39          3              Paco           U.S.A.
------------------------------------------------------------------------------------------------------------------------------------
                             18.40          2
------------------------------------------------------------------------------------------------------------------------------------
                             18.41          3              Harleton
------------------------------------------------------------------------------------------------------------------------------------
                             18.42          2              Actrasion
------------------------------------------------------------------------------------------------------------------------------------
                             18.43          2              Paco           U.S.A.
------------------------------------------------------------------------------------------------------------------------------------
                             18.44          2              Paco           U.S.A.
------------------------------------------------------------------------------------------------------------------------------------
                             18.45          2              Paco           U.S.A.
------------------------------------------------------------------------------------------------------------------------------------
                             18.46          2              Harleton
------------------------------------------------------------------------------------------------------------------------------------
                             18.47          2              Harleton
------------------------------------------------------------------------------------------------------------------------------------
                             18.48          1              Eimco          U.S.A.
------------------------------------------------------------------------------------------------------------------------------------
                             18.49                         STP&I
------------------------------------------------------------------------------------------------------------------------------------
                             18.50                         STP&I
------------------------------------------------------------------------------------------------------------------------------------
                             18.51          1              STP&I
------------------------------------------------------------------------------------------------------------------------------------
                             18.52          1              STP&I
------------------------------------------------------------------------------------------------------------------------------------
                             18.53                         EMCO
------------------------------------------------------------------------------------------------------------------------------------
                             18.54          1              Marley         U.S.A.
------------------------------------------------------------------------------------------------------------------------------------
                             18.55          1              Marley         U.S.A.
------------------------------------------------------------------------------------------------------------------------------------
                             18.56          1              Marley         U.S.A.
------------------------------------------------------------------------------------------------------------------------------------
                             18.57          1              Marley         U.S.A.
------------------------------------------------------------------------------------------------------------------------------------
                             18.58          1              Marley         U.S.A.
------------------------------------------------------------------------------------------------------------------------------------
                             18.59          1              Marley         U.S.A.
------------------------------------------------------------------------------------------------------------------------------------
                             18.60          1              OJ Skimmer     U.S.A.
------------------------------------------------------------------------------------------------------------------------------------
                             18.61          1              OJ Skimmer     U.S.A.
------------------------------------------------------------------------------------------------------------------------------------
                             18.62          3              Eimco          U.S.A.
------------------------------------------------------------------------------------------------------------------------------------
                             18.63          1              Botz
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                           ABB                                                         145kV, 50HZ,
19  SSKV Main Substation     19.1           6              Substation     Sweden         8263743        LTB 145D-1     3150A
------------------------------------------------------------------------------------------------------------------------------------
                                                           ABB                                                         Breaking
                             19.2           1              Substation     Sweden         8363748        BLK 152        Circuit 40kA
------------------------------------------------------------------------------------------------------------------------------------
                                                           ABB
                             19.3           3              Substation     Sweden         8172347        IMB 123        800A, ____
------------------------------------------------------------------------------------------------------------------------------------
                                                           ABB
                             19.4           6              Substation     Sweden         -              IMB 123        1000A, ____
------------------------------------------------------------------------------------------------------------------------------------
                                                           ABB                                                         123kV,
                             19.5           6              Substation     Sweden         0172340        IMB 123 A4     _____, 50HZ
------------------------------------------------------------------------------------------------------------------------------------
                                                           ABB                           E-96 0569,
                             19.6           2              Substation     Sweden         0571           SGC-123/2089   123kV ____
------------------------------------------------------------------------------------------------------------------------------------

Nakornthai Strip Mill Public Company Limited

Equipment for Registration


------------------------------------------------------------------------------------------------------------------------------------
Item           Area          Sub                      Equipment                                     Details
                             Item
------------------------------------------------------------------------------------------------------------------------------------
                             19.7           Disconnector
------------------------------------------------------------------------------------------------------------------------------------
                             19.8           Earthing Switch
------------------------------------------------------------------------------------------------------------------------------------
                             19.9           Surge Arrestor
------------------------------------------------------------------------------------------------------------------------------------
                             19.10          Voltage Transformer
------------------------------------------------------------------------------------------------------------------------------------
                             19.11          Voltage Transformer
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
20  SSKV Main Substation     20.1           Circuit Breaker
------------------------------------------------------------------------------------------------------------------------------------
                             20.2           Circuit Breaker
------------------------------------------------------------------------------------------------------------------------------------
                             20.3           Circuit Breaker
------------------------------------------------------------------------------------------------------------------------------------
                             20.4           Current Transformer
------------------------------------------------------------------------------------------------------------------------------------
                             20.5           Current Transformer
------------------------------------------------------------------------------------------------------------------------------------
                             20.6           Current Transformer
------------------------------------------------------------------------------------------------------------------------------------
                             20.7           Current Transformer
------------------------------------------------------------------------------------------------------------------------------------
                             20.8           Current Transformer
------------------------------------------------------------------------------------------------------------------------------------
                             20.9           Current Transformer
------------------------------------------------------------------------------------------------------------------------------------
                             20.10          Current Transformer
------------------------------------------------------------------------------------------------------------------------------------
                             20.11          Current Transformer
------------------------------------------------------------------------------------------------------------------------------------
                             20.12          Current Transformer
------------------------------------------------------------------------------------------------------------------------------------
                             20.13          Current Transformer
------------------------------------------------------------------------------------------------------------------------------------
                             20.14          Disconnector
------------------------------------------------------------------------------------------------------------------------------------
                             20.15          Disconnector
------------------------------------------------------------------------------------------------------------------------------------
                             20.16          Disconnector
------------------------------------------------------------------------------------------------------------------------------------
                             20.17          Disconnector
------------------------------------------------------------------------------------------------------------------------------------
                             20.18          Disconnector
------------------------------------------------------------------------------------------------------------------------------------
                             20.19          Neutral Point Earthing Resistor
------------------------------------------------------------------------------------------------------------------------------------
                             20.20          Surge Arrestor
------------------------------------------------------------------------------------------------------------------------------------
                             20.21          Transformer
------------------------------------------------------------------------------------------------------------------------------------
                             20.22          Transformer
------------------------------------------------------------------------------------------------------------------------------------
                             20.23          Transformer
------------------------------------------------------------------------------------------------------------------------------------
                             20.24          Voltage Transformer
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
21  SVC - Hot Mill           21.1           Control & Protection System
------------------------------------------------------------------------------------------------------------------------------------
                             21.2           Thyristor Control Reactor                       - Thyristor Valve
------------------------------------------------------------------------------------------------------------------------------------
                             21.3           Thyristor Control Reactor                       - Air Core Reactor
------------------------------------------------------------------------------------------------------------------------------------
                             21.4           Thyristor Control Reactor                       - Current Transformer
------------------------------------------------------------------------------------------------------------------------------------
                             21.5           3rd Harmonic Filter                             - Air Core Reactor
------------------------------------------------------------------------------------------------------------------------------------
                             21.6           3rd Harmonic Filter                             - Capacitor Ban K
------------------------------------------------------------------------------------------------------------------------------------
                             21.7           3rd Harmonic Filter                             - Damping Resistor
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Item                 Area    Sub            Qty.            Vendor        County        Serial          Type            Capacity
                             Item                                                          No.
------------------------------------------------------------------------------------------------------------------------------------
                                                           ABB
                             19.7           6              Substation     Sweden         E 96-0651      SGC-123/1250   123kV ____
------------------------------------------------------------------------------------------------------------------------------------
                                                           ABB                                                         ITH 25A, IEC
                             19.8           1              Substation     Sweden         -              SGC-123/2000   ___
------------------------------------------------------------------------------------------------------------------------------------
                                                           ABB
                             19.9           15             Substation     Sweden         Batch 7082     IB 910007-A    123kV
------------------------------------------------------------------------------------------------------------------------------------
                                                           ABB
                             19.10          6              Substation     Sweden         8172372        EMFC 145       145kV _____
------------------------------------------------------------------------------------------------------------------------------------
                                                           ABB
                             19.11          1              Substation     Sweden         8172375        EMFC 145       145kV _____
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                         826161-164,
                                                                                         166-7,
                                                           ABB                           174-179,                      2500A, 50Hz,
20  SSKV Main Substation     20.1           19             Substation     Sweden         186, 191, 195  EDF SK1-1      Volt 52kV
------------------------------------------------------------------------------------------------------------------------------------
                                                           ABB
                             20.2           2              Substation     Sweden         82632723       -              4000A
------------------------------------------------------------------------------------------------------------------------------------
                                                           ABB
                             20.3           1              Substation     Sweden         8263937        -              3150A
------------------------------------------------------------------------------------------------------------------------------------
                                                           ABB
                             20.4           8              Substation     Sweden         817235058      MB 72          2500/5/5/5A
------------------------------------------------------------------------------------------------------------------------------------
                                                           ABB
                             20.5           3              Substation     Sweden         961006/1-3     CXE-52         500/5/5A
------------------------------------------------------------------------------------------------------------------------------------
                                                           ABB
                             20.6           3              Substation     Sweden         961617/1-3     CXH-52         1500/5/5A
------------------------------------------------------------------------------------------------------------------------------------
                                                           ABB
                             20.7           6              Substation     Sweden         961027/1-1     CKG-52         750/5/5/5A
------------------------------------------------------------------------------------------------------------------------------------
                                                           ABB
                             20.8           6              Substation     Sweden         961828/1-6     CKG-52         1000/5/5A
------------------------------------------------------------------------------------------------------------------------------------
                                                           ABB                           961023/1-12,
                             20.9           15             Substation     Sweden         96031/1-3      CKE-52         600/5/5A
------------------------------------------------------------------------------------------------------------------------------------
                                                           ABB
                             20.10          9              Substation     Sweden         961002/1-8     CXE-52         300/5/5A
------------------------------------------------------------------------------------------------------------------------------------
                                                           ABB
                             20.11          3              Substation     Sweden         961829/1-3     CXG-52         750/5/5A
------------------------------------------------------------------------------------------------------------------------------------
                                                           ABB
                             20.12          3              Substation     Sweden         961034/1-3     CXH-52         750/5/5/5A
------------------------------------------------------------------------------------------------------------------------------------
                                                           ABB
                             20.13          9              Substation     Sweden         8172359-67     -              3500/5/5/5A
------------------------------------------------------------------------------------------------------------------------------------
                                                           ABB                           520510001-3,
                             20.14          12             Substation     Sweden         007-15         SSBU 725       72.5KV, 4000A
------------------------------------------------------------------------------------------------------------------------------------
                                                           ABB                           ____,
                             20.15          15             Substation     Sweden         E95-060062     SGC-52/1250    52kV, 4000A
------------------------------------------------------------------------------------------------------------------------------------
                                                           ABB
                             20.16          2              Substation     Sweden         E96 0668, 668  SGC-52/2750    62kV, 2750A
------------------------------------------------------------------------------------------------------------------------------------
                                                           ABB                           E96 0670,
                             20.17          3              Substation     Sweden         671,672        HGC-52/2750    52kV, 2750A
------------------------------------------------------------------------------------------------------------------------------------
                                                           ABB                           92051000-16,
                             20.18          6              Substation     Sweden         620510010-1    -              725kV, 1000A
------------------------------------------------------------------------------------------------------------------------------------
                                                           ABB
                             20.19          3              Substation     Sweden         CH92287        -              24kV
------------------------------------------------------------------------------------------------------------------------------------
                                                           ABB                                          EXLIMPOB3-     33kV, __
                             20.20          6              Substation     Sweden         6262060-65     AV035          current SSkA
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       500kVA,
                                                                                                                       33000, 400
                                                                                                                       Volt, 8,
                                                           ABB                                                         75/7621.7
                             20.21          1              Substation     Sweden         2166           -              Amp.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       125 +/- x
                                                           ABB                                                         125%/3kV,
                             20.22          2              Substation     Sweden         55014-15       -              160/190MVA
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       115 +/- x
                                                           ABB                                                         125% /33kv,
                             20.23          1              Substation     Sweden         55016          -              160/150MVA
------------------------------------------------------------------------------------------------------------------------------------
                                                           ABB                                                         52kV,
                             20.24          6              Substation     Sweden         8172376-81     EMFC 52        33/3/0.1/3/
                                                                                                                       0.11/0kV
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                           ABB Power
21  SVC - Hot Mill           21.1           1              System         Sweden         L64143310-001  -              -
------------------------------------------------------------------------------------------------------------------------------------
                                                           ABB Power                                    Veristack      33kV, 3Pa,
                             21.2           1              System         Sweden         HI204304-852/1 TCR3/15L       50Hz, 556A
------------------------------------------------------------------------------------------------------------------------------------
                                                           ABB Power                                                   33kV, 50Hz,
                             21.3           3              System         Sweden         37919-37921    TCR250639/146  146mH, 556A
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       33VA, 36AV,
                                                           ABB Power                                                   750/5/5/5,
                             21.4           3              System         Sweden         96/906309-311  G00-53         50Hz
------------------------------------------------------------------------------------------------------------------------------------
                                                           ABB Power                                                   33kV, ___,
                             21.5           3              System         Sweden         37922-37924    FVR250/796/338 262A
------------------------------------------------------------------------------------------------------------------------------------
                                                           ABB Power                                                   764M,
                             21.6           3              System         Sweden         5458-05        QBANK-A        25,2kV, 50Hz
------------------------------------------------------------------------------------------------------------------------------------
                                                           ABB Power                                                   30kV, 50z,
                             21.7           3              System         Sweden         001            G951111220     __ Phase 7.1A
------------------------------------------------------------------------------------------------------------------------------------

Nakornthai Strip Mill Public Company Limited

Equipment for Registration


------------------------------------------------------------------------------------------------------------------------------------
Item           Area          Sub                      Equipment                                     Details
                             Item
------------------------------------------------------------------------------------------------------------------------------------
                             21.8           3rd Harmonic Filter                             - Current Transformer
------------------------------------------------------------------------------------------------------------------------------------
                             21.9           3rd Harmonic Filter                             - Current Transformer
------------------------------------------------------------------------------------------------------------------------------------
                             21.10          5th Harmonic Filter                             - Air Core Reactor
------------------------------------------------------------------------------------------------------------------------------------
                             21.11          5th Harmonic Filter                             - Capacitor Ban K
------------------------------------------------------------------------------------------------------------------------------------
                             21.12          5th Harmonic Filter                             - Damping Resistor
------------------------------------------------------------------------------------------------------------------------------------
                             21.13          5th Harmonic Filter                             - Current Transformer
------------------------------------------------------------------------------------------------------------------------------------
                             21.14          5th Harmonic Filter                             - Current Transformer
------------------------------------------------------------------------------------------------------------------------------------
                             21.15          7th Harmonic Filter                             - Air Core Reactor
------------------------------------------------------------------------------------------------------------------------------------
                             21.16          7th Harmonic Filter                             - Capacitor Ban K
------------------------------------------------------------------------------------------------------------------------------------
                             21.17          7th Harmonic Filter                             - Damping Resistor
------------------------------------------------------------------------------------------------------------------------------------
                             21.18          7th Harmonic Filter                             - Current Transformer
------------------------------------------------------------------------------------------------------------------------------------
                             21.19          7th Harmonic Filter                             - Current Transformer
------------------------------------------------------------------------------------------------------------------------------------
                             21.20          Cooling System
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
22  SVC - Millshop           22.1           Control & Protection System
------------------------------------------------------------------------------------------------------------------------------------
                             22.2           Thyristor Control Reactor                       -Thyristor Valve
------------------------------------------------------------------------------------------------------------------------------------
                             22.3           Thyristor Control Reactor                       - Air Core Reactor
------------------------------------------------------------------------------------------------------------------------------------
                             22.4           Thyristor Control Reactor                       - Current Transformer
------------------------------------------------------------------------------------------------------------------------------------
                             22.5           3rd Harmonic Filter                             - Air Core Reactor
------------------------------------------------------------------------------------------------------------------------------------
                             22.6           3rd Harmonic Filter                             - Capacitor Ban K
------------------------------------------------------------------------------------------------------------------------------------
                             22.7           3rd Harmonic Filter                             - Damping Resistor
------------------------------------------------------------------------------------------------------------------------------------
                             22.8           3rd Harmonic Filter                             - Current Transformer
------------------------------------------------------------------------------------------------------------------------------------
                             22.9           3rd Harmonic Filter                             - Current Transformer
------------------------------------------------------------------------------------------------------------------------------------
                             22.10          3rd Harmonic Filter                             - Air Core Reactor
------------------------------------------------------------------------------------------------------------------------------------
                             22.11          3rd Harmonic Filter                             - Capacitor Ban K
------------------------------------------------------------------------------------------------------------------------------------
                             22.12          3rd Harmonic Filter                             - Current Transformer
------------------------------------------------------------------------------------------------------------------------------------
                             22.13          3rd Harmonic Filter                             - Current Transformer
------------------------------------------------------------------------------------------------------------------------------------
                             22.14          4th Harmonic Filter                             - Air Core Reactor
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Item                 Area    Sub            Qty.            Vendor        County        Serial          Type            Capacity
                             Item                                                          No.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       30VA, 35kV,
                                                           ABB Power                                                   750/5/5A,
                             21.8           3              System         Sweden         96/906285-287  GF 35-68       50Hz
------------------------------------------------------------------------------------------------------------------------------------
                                                           ABB Power                                                   30VA, 36kV,
                             21.9           4              System         Sweden         96/906288-291  GF 36-70       50-100, 50Hz
------------------------------------------------------------------------------------------------------------------------------------
                                                           ABB Power                                                  33kV, 50Hz,
                             21.10          3              System         Sweden         37925-927      FVH250/446/   7.77mH, 354A
                                                                                                        7.77
------------------------------------------------------------------------------------------------------------------------------------
                                                           ABB Power                                                   9.4Mver,
                             21.11          3              System         Sweden         5458-06        QBANK-A        23kV, 50Hz
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       250W, 50Hz,
                                                           ABB Power                                                   237ohms
                             21.12          3              System         Sweden         001            G551111233     Phase 10.3A
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       30VA, 35kV,
                                                           ABB Power                                                   750/5/5A,
                             21.13          3              System         Sweden         96/906292-294  GIF 36-68      50Hz
------------------------------------------------------------------------------------------------------------------------------------
                                                           ABB Power                                                   10VA, 36KV,
                             21.14          4              System         Sweden         96/906295-298  GIF 36-70      50-100S, 50HZ
------------------------------------------------------------------------------------------------------------------------------------
                                                           ABB Power                                                   33kV, 50Hz,
                             21.15          3              System         Sweden         37928-930      FVR250/403/    376mH, 345A
                                                                                                        376
------------------------------------------------------------------------------------------------------------------------------------
                                                           ABB Power
                             21.16          3              System         Sweden         5458-07        QBANK-A        _23kV, 50Hz
------------------------------------------------------------------------------------------------------------------------------------
                                                           ABB Power                                                   15kW,50Hz,
                             21.17          3              System         Sweden         001            G95111240      121 ohms/
                                                                                                                       Phase 11.1A
------------------------------------------------------------------------------------------------------------------------------------
                                                           ABB Power                                                   30VA 36kV
                             21.18          3              System         Sweden         96/906299-301  GF 36-68       750/5A 50Hz
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       10VA 36kV,
                                                           ABB Power                     96/906302,                    50-100/5,
                             21.19          4              System         Sweden         914992-4       GF 36-70       50Hz
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       175kW, 400V,
                                                           Swede Water                                                 50Hx, 270M
                             21.20          1              AB             Sweden         6192           -              in, 60C
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                           ABB Power
22  SVC - Millshop           22.1           1              System         Sweden         L6414331D-001  -              -
------------------------------------------------------------------------------------------------------------------------------------
                                                           ABB Power                                    Varislack      3kV,3P,
                             22.2           1              System         Sweden         H204804-852/2  TCR4/1/L       50Hz,1616A
------------------------------------------------------------------------------------------------------------------------------------
                                                           ABB Power                                                   33kV, 50Hz,
                             22.3           3              System         Sweden         97904-906      TCR250/        51mH, 1620A
                                                                                                        1612/51
------------------------------------------------------------------------------------------------------------------------------------
                                                           ABB Power
                             22.4           3              System         Sweden         96/906325-327  G130-53        ____
------------------------------------------------------------------------------------------------------------------------------------
                                                           ABB Power                                                   3kV, 50Hz,
                             22.5           3              System         Sweden         37007-909      FVP____        53.2mH,440A
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       4.6/12.3Mvar,
                                                           ABB Power                                                   8.9/23.2kV,
                             22.6           3              System         Sweden         5458-01        QBANK-A        50Hz
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       54kW, 50Hz,
                                                           ABB Power                                                   344ohms/
                             22.7           3              System         Sweden         001            G961111210     Phase 12.5A
------------------------------------------------------------------------------------------------------------------------------------
                                                           ABB Power                                                   30VA, 36kV,
                             22.8           3              System         Sweden         06/905890-892  GIF 36-68      50/5/5a, 50Hz
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         96,905312-13,                 10VA, 35hV,
                                                           ABB Power                     906315,                       50-100SA,
                             22.9           7              System         Sweden         906303-305     GIF 26-70      50Hz
------------------------------------------------------------------------------------------------------------------------------------
                                                           ABB Power                                    FVR250/1152/   33kV, 50Hz,
                             22.10          3              System         Sweden         37910-912      8.18           8.18mH, 965A
------------------------------------------------------------------------------------------------------------------------------------
                                                           ABB Power                                                   32.4Mvar,
                             22.11          3              System         Sweden         5458-02        QBANK-A        26.9kV, 50Hz
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       30VA, 35kV,
                                                           ABB Power                                                   2500/5/5A,
                             22.12          3              System         Sweden         96/906328-330  GIF 36-68      50Hz
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       10VA, 36kV,
                                                           ABB Power                                                   50-100/5,
                             22.13          1              System         Sweden         96/906319      GIF 36-70      50Hz
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       33kV, 50Hz,
                                                           ABB Power                                    FVR250G27/     7.91mH,
                             22.14          3              System         Sweden         3/913-915      7.91           52-25A
------------------------------------------------------------------------------------------------------------------------------------

Nakornthai Strip Mill Public Company Limited

Equipment for Registration


------------------------------------------------------------------------------------------------------------------------------------
Item           Area          Sub                      Equipment                                     Details
                             Item
------------------------------------------------------------------------------------------------------------------------------------
                             22.15          4th Harmonic Filter                             - Capacitor Ban K
------------------------------------------------------------------------------------------------------------------------------------
                             22.16          4th Harmonic Filter                             - Current Transformer
------------------------------------------------------------------------------------------------------------------------------------
                             22.17          4th Harmonic Filter                             - Current Transformer
------------------------------------------------------------------------------------------------------------------------------------
                             22.18          5th Harmonic Filter                             - Air Core Reactor
------------------------------------------------------------------------------------------------------------------------------------
                             22.19          5th Harmonic Filter                             - Capacitor Ban K
------------------------------------------------------------------------------------------------------------------------------------
                             22.20          5th Harmonic Filter                             - Current Transformer
------------------------------------------------------------------------------------------------------------------------------------
                             22.21          Cooling System
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
23  Cranes                   23.1           Crane No. 501                                   Hot Metal Cranes
------------------------------------------------------------------------------------------------------------------------------------
                             23.2           Crane No. 601A                                  Hot Metal Cranes A
------------------------------------------------------------------------------------------------------------------------------------
                             23.3           Crane No. 602                                   Castor Maintenance/Tundish Repair
------------------------------------------------------------------------------------------------------------------------------------
                             23.4           Crane No. 604                                   Hot Mill Motor Room
------------------------------------------------------------------------------------------------------------------------------------
                             23.5           Crane No. 605                                   Roller Hearth Semi Gantry
------------------------------------------------------------------------------------------------------------------------------------
                             23.6           Crane No. 606                                   Hot Mill Laminar Cooling
------------------------------------------------------------------------------------------------------------------------------------
                             23.7           Crane No. 607                                   Roll Shop
------------------------------------------------------------------------------------------------------------------------------------
                             26.8           Crane No. 609                                   Mold Maintenance
------------------------------------------------------------------------------------------------------------------------------------
                             23.9           Crane No. 610                                   Consteel Conveyor
------------------------------------------------------------------------------------------------------------------------------------
                             23.10          Crane No. 611                                   Scrap Handling System # 1
------------------------------------------------------------------------------------------------------------------------------------
                             23.11          Crane No. 612                                   Scrap Handling System # 2
------------------------------------------------------------------------------------------------------------------------------------
                             23.12          Crane No. 613                                   LMF Maintenance & Coll Storage
------------------------------------------------------------------------------------------------------------------------------------
                             23.13          Crane No. 614                                   Indexing Control
------------------------------------------------------------------------------------------------------------------------------------
                             23.14          Crane No. 618                                   Alby Maintenance
------------------------------------------------------------------------------------------------------------------------------------
                             23.15          Crane No. 625                                   Receiving & Storage
------------------------------------------------------------------------------------------------------------------------------------
                             23.16          Crane No. 624                                   Interceptor PV Scale Removal
------------------------------------------------------------------------------------------------------------------------------------
                             23.17          Crane No. 601-01                                Mill Shop Trolley Repair
------------------------------------------------------------------------------------------------------------------------------------
                             23.18          Crane No. 606-02                                Hot Mill Trolley Repair
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
24  Hot Mill Laboratory      24.1           Dynamic Testing Machine Set
------------------------------------------------------------------------------------------------------------------------------------
                             24.2           Universal Testing Machine Set
------------------------------------------------------------------------------------------------------------------------------------
                             24.3           Digital Hardness Tester Set
------------------------------------------------------------------------------------------------------------------------------------
                             24.4           Vicker Hardness Tester Set
------------------------------------------------------------------------------------------------------------------------------------
                             24.5           Inverted Metallurgical Microscope Set
------------------------------------------------------------------------------------------------------------------------------------
                             24.6           Grinding & Polishing Machine-Head I
------------------------------------------------------------------------------------------------------------------------------------
                             24.7           Grinding & Polishing Machine-Head II
------------------------------------------------------------------------------------------------------------------------------------
                             24.8           Mounting Presser
------------------------------------------------------------------------------------------------------------------------------------
                             24.9           Tensilout Machine
------------------------------------------------------------------------------------------------------------------------------------
                             24.10          Cutoff Machine
------------------------------------------------------------------------------------------------------------------------------------
                             24.11          Dual belt grinding machine
------------------------------------------------------------------------------------------------------------------------------------
                             24.12          Hydraulic Sheer
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
25  Millshop Laboratory      25.1           Spectro Lab
------------------------------------------------------------------------------------------------------------------------------------
                             25.2           Spectro Robotic
------------------------------------------------------------------------------------------------------------------------------------
                             25.3           Herzog Receiving
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Item                 Area    Sub            Qty.            Vendor        County        Serial          Type            Capacity
                             Item                                                          No.
------------------------------------------------------------------------------------------------------------------------------------
                                                           ABB Power                                                   15.9Mvar,
                             22.15          3              System         Sweden         5458-03        QBANK-A        24.8kV, 50Hz
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       30VA, 36kV,
                                                           ABB Power                                                   750/5/5A,
                             22.16          3              System         Sweden         96/906320-322  GIF 35-68      50Hz
------------------------------------------------------------------------------------------------------------------------------------
                                                           ABB Power                                                   10VA, 36kV,
                             22.17          1              System         Sweden         96/906373      GIF 36-70      50-100/5A50Hz
------------------------------------------------------------------------------------------------------------------------------------
                                                           ABB Power                                                  933kV, 50Hz,
                             22.18          3              System         Sweden         37916-918      FVR250/1044/2. 2.95mH, 675A
------------------------------------------------------------------------------------------------------------------------------------
                                                           ABB Power                                                   26.5Mvar,
                             22.19          3              System         Sweden         5658-04        QBANK-A        24.5kV, 50Hz
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       10VA, 36kV,
                                                           ABB Power                                                   50-100/5A,
                             22.20          1              System         Sweden         96/906324      GIF 36-70      50Hz
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       295kV, 400V,
                                                           Swede Water                                                 50Hz,
                             22.21          1              AB             Sweden         6192           -              510vmin 60C
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
23  Cranes                   23.1           1              P & H          U.S.A.         30806                         75/315/74 T
------------------------------------------------------------------------------------------------------------------------------------
                             23.2           1              P & H          U.S.A.         30807                         75/315/75 T
------------------------------------------------------------------------------------------------------------------------------------
                             23.3           1              P & H          U.S.A.         30808                         75/10 T
------------------------------------------------------------------------------------------------------------------------------------
                             23.4           1              P & H          U.S.A.         30809                         80 T
------------------------------------------------------------------------------------------------------------------------------------
                             23.5           1              P & H          U.S.A.         30810                         20 T
------------------------------------------------------------------------------------------------------------------------------------
                             23.6           1              P & H          U.S.A.         30811                         100/40 T
------------------------------------------------------------------------------------------------------------------------------------
                             23.7           1              P & H          U.S.A.         30812                         100/40 T
------------------------------------------------------------------------------------------------------------------------------------
                             26.8           1              P & H          U.S.A.         30813                         20/5 T
------------------------------------------------------------------------------------------------------------------------------------
                             23.9           1              P & H          U.S.A.         30814                         40 T
------------------------------------------------------------------------------------------------------------------------------------
                             23.10          1              P & H          U.S.A.         30815                         40 T
------------------------------------------------------------------------------------------------------------------------------------
                             23.11          1              P & H          U.S.A.         30816                         40 T
------------------------------------------------------------------------------------------------------------------------------------
                             23.12          1              P & H          U.S.A.         30817                         20/5 T
------------------------------------------------------------------------------------------------------------------------------------
                             23.13          1              P & H          U.S.A.         30818                         50 T
------------------------------------------------------------------------------------------------------------------------------------
                             23.14          1              P & H          U.S.A.         30820                         10 T
------------------------------------------------------------------------------------------------------------------------------------
                             23.15          1              P & H          U.S.A.         30821                         20 T
------------------------------------------------------------------------------------------------------------------------------------
                             23.16          1              P & H          U.S.A.         30822                         15 T
------------------------------------------------------------------------------------------------------------------------------------
                             23.17          1              P & H          U.S.A.         30823                         25 T
------------------------------------------------------------------------------------------------------------------------------------
                             23.18          1              P & H          U.S.A.         30824                         20 T
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
24  Hot Mill Laboratory      24.1           1              Inton                         H 1789         0516           10 MT
------------------------------------------------------------------------------------------------------------------------------------
                             24.2           1              Inton                         H 2262         4493           60 MT
------------------------------------------------------------------------------------------------------------------------------------
                             24.3           1              Leco           U.S.A.         130410         RT-21DO        -
------------------------------------------------------------------------------------------------------------------------------------
                             24.4           1              Leco           U.S.A.         170552         V-100-C        -
------------------------------------------------------------------------------------------------------------------------------------
                             24.5           1              Olympus                       701006         PME3           -
------------------------------------------------------------------------------------------------------------------------------------
                             24.6           1              Leco           U.S.A.         3062           825-200-230    -
------------------------------------------------------------------------------------------------------------------------------------
                             24.7           1              Leco           U.S.A.         3100           825-200-231    -
------------------------------------------------------------------------------------------------------------------------------------
                             24.8           1              Leco           U.S.A.         3307           805-700        -
------------------------------------------------------------------------------------------------------------------------------------
                             24.9           1              Tensilout                     446097         10-49          -
------------------------------------------------------------------------------------------------------------------------------------
                             24.10          1              Leco           U.S.A.         3250           811-400-000    -
------------------------------------------------------------------------------------------------------------------------------------
                             24.11          1              Leco           U.S.A.         3090           802-500-200    -
------------------------------------------------------------------------------------------------------------------------------------
                             24.12          1                                                           MS 1000x12     -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
25  Millshop Laboratory      25.1           1              Spectro                       -              LAVME808A
------------------------------------------------------------------------------------------------------------------------------------
                             25.2           1              Spectro                       -              -
------------------------------------------------------------------------------------------------------------------------------------
                             25.3           1              Herzog         U.S.A.         3-700-121      HR-LD4
------------------------------------------------------------------------------------------------------------------------------------

Nakornthai Strip Mill Public Company Limited

Equipment for Registration

------------------------------------------------------------------------------------------------------------------------------------
Item           Area          Sub                      Equipment                                     Details
                             Item
------------------------------------------------------------------------------------------------------------------------------------
                             25.4           Nitrogen/Oxygen Determinator TC436DR Analyzer
------------------------------------------------------------------------------------------------------------------------------------
                             25.5           Nitrogen/Oxygen Determinator EF-400 Furnace
------------------------------------------------------------------------------------------------------------------------------------
                             25.6           Hydrogen Determinator RH-404 Analyzer
------------------------------------------------------------------------------------------------------------------------------------
                             25.7           Hydrogen Determinator EF-400 Furnace
------------------------------------------------------------------------------------------------------------------------------------
                             25.8           Carbon/Sulfur Determinator CS-400 Analyzer
------------------------------------------------------------------------------------------------------------------------------------
                             25.9           Carbon/Sulfur Determinator CF-19 Gas ___
------------------------------------------------------------------------------------------------------------------------------------
                             25.10          MRS 4000 Multi Channel X-ray Spectrometer
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Item                 Area    Sub            Qty.            Vendor        County        Serial          Type            Capacity
                             Item                                                          No.
------------------------------------------------------------------------------------------------------------------------------------
                             25.4           1              Leco           U.S.A.         3626           TC-436DR
------------------------------------------------------------------------------------------------------------------------------------
                             25.5           1              Leco           U.S.A.         3656           EF-400
------------------------------------------------------------------------------------------------------------------------------------
                             25.6           1              Leco           U.S.A.         3150           RH-404
------------------------------------------------------------------------------------------------------------------------------------
                             25.7           1              Leco           U.S.A.         3655           EF-400
------------------------------------------------------------------------------------------------------------------------------------
                             25.8           1              Leco           U.S.A.         3189           CS-400
------------------------------------------------------------------------------------------------------------------------------------
                             25.9           1              Leco           U.S.A.         3072           CF-10
------------------------------------------------------------------------------------------------------------------------------------
                             25.10          1              Siemens        U.S.A.         HX-12-013      AARS-4000
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT 3

                            Form of Pledge Agreement

To:     THE CHASE MANHATTAN BANK
        as Collateral Agent for the Pledgees

                                                                    Date:_______

Dear Sirs:

Nakornthai Strip Mill Public Company Limited (the "Pledgor"), being the owner of the property listed below (the "Pledged Property"), hereby pledges as security for the due and punctual payment and performance of the Obligations in accordance with the Machinery Pledge Agreement dated 12 March 1998 among the Pledgor, the Pledgees, the Collateral Agent and the Custodian (the "Pledge Agreement"), the Pledged Property (listed in Attachment 1 hereto) to the Collateral Agent, for the benefit of the Pledgees, and, in order to perfect the Pledge under this Agreement, delivers the Pledged Property to the Custodian.

All definitions, terms and conditions set out in the Pledge Agreement shall apply to this Pledge. All of the provisions of the Pledge Agreement are deemed to be incorporated herein as if set out in full herein.

This Pledge shall be governed by the laws of Thailand.

The details of the Pledged Property are attached hereto.

NAKORNTHAI STRIP MILL PUBLIC COMPANY LIMITED


By:
   --------------------------------
    Name:
    Title:


AGREED AND ACCEPTED BY THE CUSTODIAN


By:
   --------------------------------
    Name:
    Title:

                                  ATTACHMENT 1

                           Details of Pledged Property

                                    EXHIBIT 4

                           Form of Enforcement Notice

To:     NAKORNTHAI STRIP MILL PUBLIC COMPANY LIMITED
        No. 9, UM Tower, 16th Floor
        Kwaeng Suanluang, Khet Suanluang
        Bangkok

[date]

Dear Sirs,

We refer to:

      (a) the following machinery as listed in the attached (the "Pledged Property"); and

      (b) the Machinery Pledge Agreement dated 12 March 1998 (the "Machinery Pledge") between Nakomthai Strip Mill Public Company Limited (the "Pledgor"), the Thai Lenders, the Custodian, the Trustees, the Debenture Trustee and the Collateral Agent (as therein defined).

Words and expressions defined in the Machinery Pledge (whether expressly therein or by cross-reference to another document) and used herein shall, unless the context otherwise requires, have the same meanings when used herein.

We hereby notify you that we have received a Notice of an Actionable Default and that we have been directed to deliver this Enforcement Notice in accordance with the provisions of Section 4 of the Sharing Agreement.

We hereby confirm that this Enforcement Notice is delivered pursuant to and for the purposes of Clause 3.2 of the Machinery Pledge and in accordance with the terms thereof each Pledge constituted by or pursuant to the Machinery Pledge is immediately enforceable by any means in accordance with applicable law.

This Enforcement Notice and the rights and obligations of the parties hereunder shall be governed by and construed in accordance with the laws of Thailand.

Your faithfully,
THE CHASE MANHATTAN BANK
As Collateral Agent, for and on behalf of the Thai Lenders, the Trustees and the Debenture Trustees
[o]

By:
   ---------------------


                                      -24-